UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hercules Capital, Inc.

 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Hercules Capital Announces Date of
2020 Annual Meeting of Stockholders
and
Special Meeting of Stockholders

PALO ALTO, Calif., April 27, 2020 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), will conduct both its 2020 Annual Meeting of Stockholders and its Special Meeting of Stockholders by virtual meeting on Friday, June 12, 2020 at 9:00 a.m. and 10:00 a.m. (Pacific Time), respectively.  The proxy statement for each meeting will be mailed separately on or about April 29, 2020 to shareholders of record as of April 20, 2020.

2020 Annual Meeting of Stockholders
June 12, 2020 at 9:00 a.m. Pacific Time
Virtual Meeting via Internet:  www.virtualshareholdermeeting.com/HTGC2020

Matters to be voted on include:  1) election of directors, 2) an advisory vote on the compensation of the Company’s named executive officers, and 3) ratification of the Company’s independent public accounting firm.

2020 Special Meeting of Stockholders
June 12, 2020 at 10:00 a.m. Pacific Time
Virtual Meeting via Internet:  www.virtualshareholdermeeting.com/HTGC2020SM

Matter to be voted on is stockholder approval for the Company to sell shares at a price below its net asset value (NAV) per share, subject to approval of the Board of Directors.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $10.0 billion to over 490 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under ticker symbol HTGC.  In addition, Hercules has two retail bond issuances of 5.25% Notes due 2025 (NYSE: HCXZ) and 6.25% Notes due 2033 (NYSE: HCXY).

Additional Information

This communication may be deemed solicitation material in respect of the proposals described above (the “proposals”). In connection with the proposals, the Company has filed, and intends to file, relevant materials with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statements with the SEC, the Company will mail the definitive proxy statements and proxy cards to each stockholder entitled to vote at the stockholder meetings relating to such matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSALS. The preliminary proxy statement, the definitive proxy statements and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.htgc.com), or by writing to Hercules Capital, Inc. c/o Melanie Grace, Secretary, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 (telephone number 650-289-3060).

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposals. Information about the Company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the preliminary proxy statement and will be set forth in the definitive proxy statements and other materials to be filed with SEC.

Contact:

Michael Hara
Investor Relations and Corporate Communications
Hercules Capital, Inc.
650-433-5578
mhara@htgc.com

Solicitation Script

HERCULES CAPITAL, INC.
Meeting Date: June 12, 2020
Toll Free Number: 833-795-8492

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for HERCULES CAPITAL, INC. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Stockholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of HERCULES CAPITAL, INC. to confirm you have received the proxy materials for the special meeting of stockholders scheduled for June 12, 2020. Have you received proxy materials?

Near Meeting Date Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of HERCULES CAPITAL, INC. to confirm you have received the proxy materials for the special meeting of stockholders scheduled in just a few days on June 12, 2020. Have you received proxy materials?

Adjournment Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                          , my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with HERCULES CAPITAL, INC.  Due to the lack of stockholder participation, the special meeting of stockholders has been adjourned to <date/time>.  Have you received proxy materials?

Voting:
Your board has recommended a vote IN FAVOR of the proposal.  Would you like to vote along with the recommendations of the board for all of your accounts?
 Thank you, I am recording your <for, against, abstain> vote.  For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you.  You will receive a confirmation of your voting instructions within 5 days.  If you have any questions, please contact us at this toll free number 833-795-8492.

Mr./Ms. <Stockholder’s Last Name>, your vote is important, and your time is appreciated.  Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:
Would you like me to review the proposal with you?   <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:
I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:
Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the stockholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-795-8492.

If Not Interested:
I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:
Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  Your board is recommending you vote FOR the proposal…

Beneficial holder wants a new VIF/or their control number:
Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you.  However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  Your board is recommending you vote FOR the proposal…

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of HERCULES CAPITAL, INC. You should have received proxy material electronically or in the mail concerning the special meeting of stockholders to be held on June 12, 2020.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-795-8492 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:
Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of HERCULES CAPITAL, INC.  You should have received proxy material electronically or in the mail concerning the special meeting of stockholders to be held on June 12, 2020.
Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-795-8492 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 1:
Hello, this is <Fund Representative> calling you with an important message concerning your investment with HERCULES CAPITAL, INC.  You should have received proxy material electronically or in the mail concerning the special meeting of stockholders to be held on June 12, 2020.
Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-795-8492 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 2:
Hello, this is <Fund Representative> calling you with an important message concerning your investment with HERCULES CAPITAL, INC.  You should have received proxy material electronically or in the mail concerning the special meeting of stockholders to be held on June 12, 2020. The meeting date is fast approaching and we need your help.
Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-795-8492 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 3:
Hello, this is <Fund Representative> calling you with an urgent message concerning your investment with HERCULES CAPITAL, INC.  You have probably received several messages concerning this special meeting either electronically, by mail or by phone. That is because the meeting date is just a few days away on June 12, 2020 and we need your help.
Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-795-8492 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:
Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time.  Thank you.

INBOUND - CALL IN QUEUE MESSAGE:
Thank you for calling the Broadridge Proxy Services Center.  Our proxy specialists are currently assisting other stockholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. The Stockholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly.  Thank you and have a nice day.

Hercules Capital Social Media Campaign Creative

Information is Coming

Proxy Packages Have Arrived

Proxy Packages Have Arrived (Video Slides)

Your Vote is Needed

Your Vote is Needed

1ST DRAFT PROXY LITE MESSAGE TO BE SENT PRIOR TO DISTRIBUTION

“Hi, this is Scott Bluestein,

I am the CEO and Chief Investment Officer of HERCULES CAPITAL.  I’m calling you about our upcoming Special and Annual meeting that is being held on June 12, 2020.

In the upcoming days, you will receive proxy information related to each meeting. You can expect to receive separate packages; one concentrated on the Special Meeting and the other related to our Annual Meeting. Each package will contain instructions on how you can easily vote your shares by mail, over the phone or online.
You’ll notice that the ballot for the Special meeting has been printed on green paper and the ballot for the Annual meeting has been printed on white paper. Your participation on BOTH meetings is very important. We ask that you vote as soon as possible.  When you vote promptly, it saves time, money, and energy by helping us avoid sending you the materials again or calling to request your vote.

Your vote is needed and valued regardless of the number of shares that you own.  Thank you for your time and most importantly, thank you in advance for your vote.”

Hercules CAPITAL

Your Vote is Important!
Vote Your Shares Today!

Dear Stockholder:

We urgently need your vote to approve Hercules Capital, Inc.'s proposals outlined in the proxy materials enclosed. Now is the time to take an active role in our **special** meeting of stockholders to be held on June 12, 2020. Whether or not you plan to attend, your vote is very important to the success of this meeting.

If sufficient votes are not cast in advance of our meeting, it may be necessary to adjourn and reschedule the meeting, incurring additional costs.

If you have any questions or need assistance, please call 1-833-795-8492.

Thank you for your support.

FOUR WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-833-795-8492 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

SAMPLE-LTR